Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3929%



        Excess Protection Level
          3 Month Average 7.78%
          April, 2001 7.62%
          March, 2001  8.20%
          February, 2001 7.53%


        Cash Yield19.61%


        Investor Charge Offs 4.98%


        Base Rate 7.02%


        Over 30 Day Delinquency 4.89%


        Seller's Interest 9.33%


        Total Payment Rate13.70%


        Total Principal Balance$58,171,313,434.78


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,425,622,873.29